                                                                    Exhibit 10.1

                 ELEVENTH AMENDMENT TO LOAN AGREEMENT

     This ELEVENTH AMENDMENT TO LOAN AGREEMENT (the "Eleventh Amendment") made and entered into as of March 1, 2006, between NUTRITION MANAGEMENT SERVICES
COMPANY, a Pennsylvania corporation, THE COLLEGEVILLE INN CONFERENCE & TRAINING
CENTER, Inc., a Pennsylvania corporation, and APPLE FRESH FOODS, LTD., a
Pennsylvania corporation (collectively, the "Borrower"), and WILMINGTON TRUST OF
PENNSYLVANIA, (the "Bank") a Pennsylvania banking corporation.

                              BACKGROUND

          A. The Borrower and the Bank entered into a Loan Agreement dated
February 7, 2001 (as amended, the "Loan Agreement"), pursuant to which the
Lender agreed to make a available to the Borrower a Working Capital Credit
Facility (the "Credit Facility").

          B. The Loan Agreement was amended on May 3, 2001 pursuant to the terms of a First Amendment to Loan Agreement.

          C. The Loan Agreement was further amended in December 2001, pursuant to the terms of a Second Amendment to Loan Agreement.

          D. The Loan Agreement was further amended in July 2002, pursuant to the terms of a Third Amendment to Loan Agreement.

          E. The Loan Agreement was further amended in March 2003, pursuant to the terms of a Fourth Amendment to Loan Agreement.

          F. The Loan Agreement was further amended in October 2003, pursuant to the terms of a Fifth Amendment to Loan Agreement.

          G. The Loan Agreement was further amended in January 2004, pursuant to the terms of a Sixth Amendment to Loan Agreement.

          H. The Loan Agreement was further amended in May 2004, pursuant to the terms of a Seventh Amendment to Loan Agreement.

          I. The Loan Agreement was further amended in February 2005 pursuant to the terms of an Eighth Amendment to Loan Agreement.

          J. The Loan Agreement was further amended in May 2005 pursuant to the terms of a Ninth Amendment to Loan Agreement.

          K. The Loan Agreement was further amended in November 2005 pursuant to the terms of a Tenth Amendment to Loan Agreement.

          L. The Bank and the Borrower have agreed to further amend the Loan
Agreement subject to the terms and conditions herein.

                                       1

                               AGREEMENT

          NOW THEREFORE, intending to be legally bound, the Borrower and the
Bank hereby agree and amend the Loan Agreement as follows:

          1. INCORPORATION OF BACKGROUND; DEFINED TERMS. The Background
provisions set forth above (including all defined terms), are hereby incorporated by reference into this Eleventh Amendment and made a part hereof as if set forth in their entirety in this Section.

          2. AMENDED DEFINITION: The following definition is amended in its entirety to read as follows:

               "Line Termination Date" shall mean April 1, 2007.

          3. RATIFICATION OF LOAN AGREEMENT AND LOAN DOCUMENTS. The Loan
Agreement, as modified and amended hereby, and the other Loan Documents (as such term is defined in the Loan Agreement, as modified and amended hereby) and all of the respective liabilities, obligations, covenants, conditions, representations, and warranties set forth therein are hereby ratified and affirmed by the Borrowers.

          4. LOAN DOCUMENTS. Without limiting the generality of the meaning thereof, the term "Loan Documents", as used in the Loan Agreement, shall include the Eleventh Amendment, all other amendments, any and all agreements, documents and instruments executed by or on behalf of the Borrower in connection with this
Eleventh Amendment.

          5. EXTENSION FEE. As consideration for the Bank extending the Line
Termination Date, the Borrower shall pay a fee of $5,000. Such fee shall be deemed fully earned on the date hereof.

          6. NO WAIVER. The Bank entering into this Eleventh Amendment shall not constitute a waiver of any existing defaults or a waiver of any rights or remedies under the Loan Documents except as specifically waived herein. To the contrary, the Lender reserves its rights and remedies.

                                       2

          IN WITNESS WHEREOF, the parties hereto have caused this Eleventh
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   NUTRITION MANAGEMENT SERVICES COMPANY

                                   By /s/ Joseph V. Roberts
                                     ------------------------------------
                                   Joseph V. Roberts,
                                   Chief Executive Officer

                                   Attest: /s/ Kathleen Hill
                                          -------------------------------
                                          Secretary

                                   THE COLLEGEVILLE INN CONFERENCE &
                                   TRAINING CENTER, INC.

                                   By /s/ Joseph V. Roberts
                                      -----------------------------------
                                   Joseph V. Roberts,
                                   Chief Executive Officer

                                   Attest: /s/ Kathleen Hill
                                           ------------------------------
                                           Secretary

                                   APPLE FRESH FOODS, LTD.

                                   By /s/ Joseph V. Roberts
                                      -----------------------------------
                                   Joseph V. Roberts,
                                   Chief Executive Officer

                                   Attest: /s/ Kathleen Hill
                                           ------------------------------
                                           Secretary

                                                 ("Borrower")

                                   WILMINGTON TRUST OF PENNSYLVANIA

                                   By /s/ Michael Pascali
                                      -----------------------------------
                                   Vice President

                                                 ("Bank)

                                   CONSENT BY:

                                   /s/  Joseph V. Roberts
                                      ------------------------------------
                                   Joseph V. Roberts, individually as guarantor

                                       3

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF CHESTER             :

          On this 1st day of March, 2006, before me, a notary public, the undersigned officer, personally appeared Joseph V. Roberts, who acknowledged himself to be the President of NUTRITION MANAGEMENT SERVICES COMPANY, a
Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                   /s/  Linda Mazzoni
                                   -----------------------------------------
                                                 Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF CHESTER             :

          On this 1st day of March, 2006, before me, a notary public, the undersigned officer, personally appeared Joseph V. Roberts, who acknowledged himself to be the President of THE COLLEGEVILLE INN CONFERENCE & TRAINING
CENTER, INC., a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                   /s/  Linda Mazzoni
                                   -----------------------------------------
                                                 Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF CHESTER             :

          On this 1st day of March, 2006, before me, a notary public, the undersigned officer, personally appeared Joseph V. Roberts, who acknowledged himself to be the President of APPLE FRESH FOODS, LTD., a Pennsylvania
corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                   /s/  Linda Mazzoni
                                   -----------------------------------------
                                                 Notary Public